UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2024

Glatfelter Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4350 Congress Street, Suite 600, Charlotte, North Carolina	28209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704 885-2555

(N/A)
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, Glatfelter Corporation, a Pennsylvania corporation (“Glatfelter” or the “Company”), entered into certain definitive agreements (the “Transaction Agreements”) with Berry Global Group, Inc., a Delaware corporation (“Berry”), and certain of their respective subsidiaries, which provide for a series of transactions, including the spinoff of the global nonwovens and hygiene films business (the “HHNF Business”) of Berry and subsequent merger of the HHNF Business with and into a subsidiary of Glatfelter (collectively, the “Transactions”). Upon closing of the Transactions, Glatfelter will be renamed Magnera Corporation. In connection with the Transaction Agreements, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which included a preliminary proxy statement/prospectus on August 23, 2024, as amended (the “Registration Statement”), which was declared effective on September 17, 2024, and a proxy statement/prospectus on September 19, 2024, which was subsequently supplemented on October 11, 2024 (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus was first mailed to the Company’s shareholders on September 20, 2024.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined in this Report, or for which definitions are not otherwise incorporated by reference in this Report, shall have the respective meanings given to them in the section entitled “Helpful Information” beginning on page 1 of the Proxy Statement/Prospectus.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 23, 2024, the Company held a special meeting of the Company’s shareholders to consider and vote on certain proposals in connection with the Transactions (the “Special Meeting”), each of which is set forth below and described in more detail in the Proxy Statement/Prospectus. Holders of 30,345,705 shares of common stock of Glatfelter, par value $0.01 per share (“Glatfelter common stock”), entitled to vote at the Special Meeting were present in person or by proxy, representing approximately 66.69% of the total number of shares of Glatfelter common stock outstanding as of September 3, 2024, the record date for the Special Meeting. The final voting results of the proposals (each of which is described in more detail in the Proxy Statement/Prospectus) presented and voted on at the Special Meeting by Glatfelter’s shareholders are as follows below.

Each of the proposals was approved, each having received the affirmative vote of holders of at least a majority of the votes cast in person or by proxy at the Special Meeting by holders of shares entitled to vote at the Special Meeting.

1.    Proposal No. 1 – Share Issuance Proposal. To consider and vote on a proposal to approve the issuance of shares of Glatfelter common stock to stockholders of Treasure Holdco, Inc., a Delaware corporation and a wholly owned subsidiary of Berry (“Spinco”), in the Merger as contemplated by the RMT Transaction Agreement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,062,308	227,971	55,426	0

2.    Proposal No. 2 – Charter Amendment Proposals. To consider and vote on the following separate proposals to approve the amendment of Glatfelter’s Amended and Restated Articles of Incorporation:

2A. Common Stock Authorization Proposal – a proposal to increase the authorized shares of Glatfelter common stock from 120,000,000 shares to 240,000,000 shares; and

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,034,685	254,512	56,508	0

2B. Reverse Stock Split Proposal – a proposal to effect a reverse stock split of Glatfelter common stock at a ratio ranging from any whole number between 1-for-3 and 1-for-15, as determined by the Glatfelter Board in its discretion.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,031,112	261,703	52,890	0

3.   Proposal No. 3 – Omnibus Plan Proposal. To consider and vote on a proposal to approve the Magnera Corporation 2024 Omnibus Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,490,348	8,698,970	156,387	0

4.    Proposal No. 4 – “Golden Parachute” Compensation Proposal. To consider and vote on a proposal to approve, on an advisory (non-binding) basis, the “golden parachute” compensation payments that will or may be paid by Glatfelter to its named executive officers in connection with the Merger:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,574,960	2,018,691	3,752,054	0

Item 8.01	Other Events.

On October 23, 2024, Glatfelter issued a press release announcing the results of the shareholder vote at the Special Meeting, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release of Glatfelter Corporation, dated October 23, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Concerning Forward-Looking Statements

Statements in this Report that are not historical, including statements relating to the expected timing, completion and effects of the proposed transaction between Berry and Glatfelter, are considered “forward-looking” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “outlook,” “anticipates” or “looking forward,” or similar expressions that relate to strategy, plans, intentions, or expectations. All statements relating to estimates and statements about the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, benefits of the transaction, including future financial and operating results, executive and Board transition considerations, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts are forward-looking statements. In addition, senior management of Berry and Glatfelter, from time to time may make forward-looking public statements concerning expected future operations and performance and other developments.

Actual results may differ materially from those that are expected due to a variety of factors, including without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated or may be delayed; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed transaction is not obtained; risks related to potential litigation brought in connection with the proposed transaction; uncertainties as to the timing of the consummation of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; risks and costs related to the implementation of the separation of the HHNF Business into Spinco, including timing anticipated to complete the separation; any changes to the configuration of the businesses included in the separation if implemented; the risk that the integration of the combined company is more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of each of Berry and Glatfelter and its business, operations, financial condition and the industry in which they operate; risks related to disruption of management time from ongoing business operations due to the proposed transaction; failure to realize the benefits expected from the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their counterparties, and on their operating results and businesses generally; and other risk factors detailed from time to time in Glatfelter’s and Berry’s reports filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus and the registration statements filed with the SEC in connection with the proposed transaction. The foregoing list of important factors may not contain all of the material factors that are important to you. New factors may emerge from time to time, and it is not possible to either predict new factors or assess the potential effect of any such new factors. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available as of the date hereof. All forward-looking statements are made only as of the date hereof and neither Berry nor Glatfelter undertake any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Additional Information and Where to Find It

This Report may be deemed to be solicitation material in respect of the proposed transaction between Berry and Glatfelter. In connection with the proposed transaction, Glatfelter filed the Registration Statement with the SEC which was declared effective on September 17, 2024. Glatfelter has also filed a Proxy Statement/Prospectus which was sent to Glatfelter’s shareholders on or about September 20, 2024. In addition, Spinco filed a registration statement on Form 10 in connection with its separation from Berry. This Report is not a substitute for the registration statements, proxy statement/prospectus or any other document which Berry and/or Glatfelter may file with the SEC. STOCKHOLDERS OF BERRY AND GLATFELTER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of the registration statements and Proxy Statement/Prospectus as well as other filings containing information about Berry and Glatfelter, as well as Spinco, without charge, at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Berry or Spinco will be made available free of charge on Berry’s investor relations website at ir.berryglobal.com. Copies of documents filed with the SEC by Glatfelter will be made available free of charge on Glatfelter’s investor relations website at www.glatfelter.com/investors.

No Offer or Solicitation

This Report is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to sell, subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glatfelter Corporation

October 23, 2024	By:	/s/ Jill L. Urey
Name: Jill L. Urey
Title: Vice President, General Counsel & Compliance